EXHIBIT 99.5
1.Why is Quanterix acquiring Akoya?
•The acquisition of Akoya is consistent with our GET strategy and part of the natural evolution of our company.
•This is a pivotal step forward in the holistic understanding and treatment of disease. By integrating Akoya’s spatial biology capabilities in tissue with our advanced tools for blood detection, we will create the first integrated solution for ultra-sensitive detection.
•This transaction also strengthens our financial foundation and allows Quanterix to invest even more capital into our long-term growth initiatives and future opportunities.
•We believe that our combined company will be stronger together than either company is on its own, making us a partner of choice for our customers.

2.Who is Akoya?
•Based in Marlborough, MA, Akoya has around 260 employees, serves the immunology, oncology and neurology markets and has approximately 1,300 instruments.
•Akoya offers a full continuum of spatial phenotyping solutions to and serves customers across discovery, translational and clinical research.
•We encourage you to read more about Akoya here (https://www.akoyabio.com/).

3.Given Akoya doesn’t focus on neurology like Quanterix, what does this mean for our Alzheimer’s detection strategy?
•There are no anticipated changes to our AD strategy and the initiatives we have underway to strengthen our promising franchise and build a leading global diagnostic testing infrastructure for Alzheimer’s disease.
•Importantly, this transaction is expected to strengthen our financial foundation and provide us with additional resources to invest in and pursue our AD strategy.

4.How will the Akoya team fit into our existing organizational structure?
•A joint cross functional integration planning team is being formed and will work closely together to determine how to most effectively bring the businesses together.
•Additional details regarding the organizational structure post-close will be determined in the coming weeks and months.

5.How will we merge our product platform? Will the name of our products change once we integrate Akoya’s products?
•We expect to continue marketing our offerings under our existing recognized brands.
•One of the many exciting benefits of the transaction is that, over time, we expect opportunities for us to cross-sell Akoya’s branded offerings to our customer base and vice versa.
•The specific details of how we plan to integrate Akoya’s platform into Quanterix will be determined through our integration planning.

6.What does this acquisition mean for me and my day-to-day responsibilities? Will there be any changes to my reporting structure or compensation and benefits?
•Between now and closing, Quanterix continues to operate as a standalone company, and you should not expect to see any changes in these areas.
•Generally speaking, we do not expect Quanterix employees will experience a significant shift in day-to-day responsibilities.

7.Will there be any impact to our roles?
•In any combination of two companies, there will be some potential overlap of roles.
•As part of the integration planning process, the integration teams will evaluate existing business processes and organizational structures across both companies and design a “best of the best” approach so that Quanterix can fully realize the benefits of the transaction.
•It is important to remember that today is day one. Between now and closing, we continue to operate as separate companies. There are many details to be worked out as part of the integration planning process.
•We are committed to making the transition as smooth as possible as we bring our companies together, and we will keep our teams updated along the way.

8.When will the acquisition be completed? What can I expect between now and closing?
•We expect to complete the transaction in the second quarter of 2025, once we have received the required shareholder and regulatory approvals.
•In the meantime, both companies will continue to operate separately, and it remains business as usual.

9.Since both companies are based in Massachusetts, will Akoya keep its headquarters in Marlborough or will their employees relocate to Billerica?
•We will maintain Quanterix’s headquarters in Billerica, and we do expect that certain Akoya employees will re-locate to our offices.
•Quanterix employees are expected to work out of their current location, however employees may be asked to visit the Marlborough site as part of our integration efforts.
•Additional details regarding our corporate offices will be determined as part of integration planning, however no decisions have been made at this time. We will keep you updated as decisions are made.

10.Will any of our R&D or manufacturing facilities close? Or will we consolidate ours with Akoya’s?
•Details regarding our facilities will be determined as part of integration planning, however no decisions have been made at this time.
•We will keep you updated as decisions are made.

11.What are the integration plans? When does integration begin? What can we expect in the interim period?
•A joint cross functional integration planning team is being formed and will work closely together to plan how to most effectively bring the businesses together.
•Between now and closing, we are limited only to planning for integration. Only after the transaction closes can we begin to implement these plans.

12.How soon can Quanterix employees interact with Akoya employees?
•We expect the transaction to close in the second quarter of 2025. Between now and then, both companies are continuing to operate separately, and it remains business as usual.
•As such, you should not engage with Akoya employees unless you are asked to do so by a member of Quanterix’s leadership team.
13.What will happen to the Quanterix stock I own?
•There will be no impact on how you hold the current Quanterix shares you own.
14.How will the transaction affect our relationships with customers and other partners?
•We expect our customers will be enthusiastic about this transaction as we are creating the first, fully integrated solution for ultra-sensitive detection of blood- and tissue-based protein biomarkers.
•Adding Akoya’s products and solutions to our portfolio will expand available solution offerings across our customer base.
•We expect this will be a seamless transition for our customers and partners. Should there be any process changes following close, those will be communicated to our customers and partners on a timely basis.
15.Will there be any impact to our 2025 initiatives, such as ERP?
•We are committed to implementing a new enterprise-wide ERP platform aligned with our technology vision and business growth objectives.
•IT will lead the system evaluation and architectural decisions across all the incoming systems to ensure alignment with our strategic direction, enterprise standards and future growth requirements.
16.Will there be any changes to our 2025 hiring plans or budgets?
•As part of the integration process, we will look at team synergies, including 2025 hiring plans.
•This transaction is a great opportunity to acquire talent post-close.
•We will continue to follow our 2025 AOP. FP&A business partners will be in touch with ELT members should any AOP updates result from the acquisition.
17.Who can I contact if I have more questions?
•If you have any questions, please contact your manager.
•As always, we will provide updates on the process as we have news to share.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Quanterix will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”), which will contain a joint proxy statement of Quanterix and Akoya and a prospectus of Quanterix (the “joint proxy statement/prospectus”), and each of Quanterix and Akoya may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY QUANTERIX AND AKOYA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QUANTERIX, AKOYA AND THE PROPOSED TRANSACTION. A definitive copy of the joint proxy statement/prospectus will be mailed to Quanterix and Akoya stockholders when that document is final. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Quanterix and Akoya, free of charge from Quanterix or Akoya or from the SEC’s website when they are filed. The documents filed by Quanterix with the SEC may be obtained free of charge at Quanterix’s website, at www.quanterix.com, or by requesting them by mail at Quanterix Investor Relations, 900 Middlesex Turnpike, Billerica, MA 01821. The documents filed by Akoya with the SEC may be obtained free of charge at Akoya’s website, at www.akoyabio.com, or by requesting them by mail at Akoya Biosciences, Inc., 100 Campus Drive, 6th Floor, Marlborough, MA 01752, Attn: Chief Legal Officer.

PARTICIPANTS IN THE SOLICITATION

Quanterix and Akoya and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quanterix or Akoya in respect of the proposed transaction. Information about Quanterix’s directors and executive officers is available in Quanterix’s proxy statement dated April 15, 2024, for its 2024 Annual Meeting of Stockholders, and other documents filed by Quanterix with the SEC. Information about Akoya’s directors and executive officers is available in Akoya’s proxy statement dated April 23, 2024, for its 2024 Annual Meeting of Stockholders, and other documents filed by Akoya with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Quanterix or Akoya as indicated above.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger of Quanterix and Akoya, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, among other things, projections as to the anticipated benefits of the proposed transaction as well as statements regarding the impact of the proposed transaction on Quanterix’s and Akoya’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Quanterix and Akoya caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement entered into between Quanterix and Akoya; the outcome of any legal proceedings that may be instituted against Quanterix or Akoya; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and stockholder approvals or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; the possibility that the anticipated benefits and synergies of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Quanterix and Akoya do business; the possibility that the proposed transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; changes in Quanterix’s share price before the closing of the proposed transaction; risks relating to the potential dilutive effect of shares of Quanterix common stock to be issued in the proposed transaction; and other factors that may affect future results of Quanterix, Akoya and the combined company. Additional factors that could cause results to differ materially from those described above can be found in Quanterix’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, Akoya’s Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents Quanterix and Akoya file with the SEC, which are available on the SEC’s website at www.sec.gov.

All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s or Akoya’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix and Akoya anticipate. Quanterix and Akoya caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Neither Quanterix nor Akoya assumes any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.